-----------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): October 29, 1998


           CWMBS, INC., (as depositor under the Pooling and Servicing
            Agreement, dated as of October 1, 1998, providing for the
          issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust
          1998-19, Mortgage Pass-Through Certificates, Series 1998-19).


                                   CWMBS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   333-53861             95-4596514
          --------                   ---------             ----------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
      of Incorporation              File Number        Identification No.)



        4500 Park Granada
      Calabasas, California                                 91302
      ---------------------                                 -----
      (Address of Principal                              (Zip Code)
       Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ----- --------
       ------------------------------------------------------------------




Item 5.  Other Events.
----     ------------
         On October 29, 1998, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of October 1, 1998 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 1998-19. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.       Financial Statements, Pro Forma Financial
              -----------------------------------------
              Information and Exhibits.
              -------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. The Pooling and Servicing Agreement, dated as of October 1, 1998, by and among the Company, CHL and the Trustee.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CWMBS, INC.



                                   By: /s/ Celia Coulter
                                       -----------------
                                       Celia Coulter
                                       Vice President


Dated:  November 18, 1998
                                  Exhibit Index
                                  -------------


Exhibit                                                            Page
-------                                                            ----
99.1.           Pooling and Servicing Agreement,
                dated as of October 1, 1998, by
                and among, the Company, CHL
                and the Trustee.                                    6